SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2007

LEXINGTON REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-12386	13-3717318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
THE LEXINGTON MASTER LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-50268	11-3636084
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Penn Plaza, Suite 4015, New York, New York	10119-4015
(Address of Principal Executive Offices)	(Zip Code)

(212) 692-7200
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

___            Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

___            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws. These forward-looking statements reflect the current views of Lexington Realty Trust and The Lexington Master Limited Partnership with respect to the future events or financial performance discussed in this report, based on management's beliefs and assumptions and information currently available. When used, the words "believe", "anticipate", "estimate", "project", "should", "expect", "plan", "assume" and similar expressions that do not relate solely to historical matters identify forward-looking statements. Forward-looking statements in this report include, without limitation, statements relating to the Trust’s operating partnerships' ability to make distributions sufficient for the Trust to pay dividends under its current dividend policy.

Forward-looking statements are subject to risks, uncertainties and assumptions and are not guarantees of future events or performance, which may be affected by known and unknown risks, trends and uncertainties. Should one or more of these risks or uncertainties materialize, or should the Trust’s or the Partnership’s assumptions prove incorrect, actual results may vary materially from those anticipated, projected or implied. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" in The Trust’s and the Partnership’s most recent annual reports on Form 10-K filed with the SEC on March 1, 2007 and March 30, 2007, respectively and other periodic reports filed with the SEC, including risks related to, (i) the failure to successfully complete the strategic restructuring plan, (ii) the failure to complete the sale of any of the 53 assets to the newly formed co-investment program, (iii) the failure to complete the previously announced expected fourth quarter disposition activity, (iv) the failure to obtain board approval of any special distribution related to the estimated taxable gain to shareholders for 2007, (v) the failure to integrate our operations and properties with those of Newkirk Realty Trust, (vi) the failure to continue to qualify as a real estate investment trust, (vii) changes in general business and economic conditions, (viii) competition, (ix) increases in real estate construction costs, (x) changes in interest rates, or (xi) changes in accessibility of debt and equity capital markets. Copies of the Form 10-K and the other periodic reports Lexington files with the SEC are available on Lexington's website at http://www.lxp.com. The Trust and the Partnership expressly disclaim any responsibility to update forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or otherwise.

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On December 18, 2007, Lexington Realty Trust (the “Trust”) entered into the Third Amendment to Credit Agreement, which we refer to as the Credit Facility, among the Trust, Lepercq Corporate Income Fund L.P., Lepercq Corporate Income Fund II L.P., and Net 3 Acquisition L.P., collectively as borrowers, each of Lenders party thereto, and Wachovia Bank, National Association, as agent, as amended by the First Amendment to Credit Agreement, dated as of June 1, 2006 and by the Second Amendment to the Credit Agreement, dated as of December 27, 2006.  The Third Amendment amends the definition of Minimum Net Worth by clarifying that net proceeds from equity issuances that are used to repurchase equity interests of the Trust within 12 months are excluded from the calculation of Minimum Net Worth.

The foregoing description of the Third Amendment is qualified in its entirety by reference to the Third Amendment attached as Exhibit 10.1 to this Current Report on Form 8-K.

Amendment to Partnership Agreement

On December 20, 2007, Lexington Realty Trust (the “Trust”), through The Lexington Master Limited Partnership (the “Partnership”) and LMLP GP LLC, a wholly-owned subsidiary of the Partnership (“LMLP GP”), entered into an amendment (the “Amendment”) to the Amended and Restated Limited Partnership Agreement of Net Lease Strategic Assets Fund L.P. (the “Co-Investment Program”), dated as of November 5, 2007 (as amended, the “Partnership Agreement”), among LMLP GP, as the general partner, the Partnership, as a limited partner, and Inland American (Net Lease) Sub, LLC (“Inland”), a wholly-owned subsidiary of Inland American Real Estate Trust, Inc, as a limited partner.  The amendment (1) clarifies the distributions to be made by the Co-Investment Program upon a sale or refinancing of an asset owned by the Co-Investment Program and (2) sets March 31, 2008 as the outside closing date for 18 of the assets, and June 30, 2008 as the outside closing date for 5 of the assets, that the Co-Investment Program is under contract to by from the Trust and its subsidiaries.

The acquisition of each of the additional 23 assets by the Co-Investment Program is subject to satisfaction of conditions precedent to closing, including obtaining lender consents, obtaining certain consents and waivers, the continuing financial solvency of the tenants, and certain other customary conditions.  Accordingly, neither the Trust nor the Partnership can provide any assurance that the acquisition by the Co-Investment Program will be completed.

The foregoing description is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 10.2 to this Current Report on Form 8-K.

Amendments to Contribution Agreement and Purchase Agreement

On December 20, 2007, the Partnership and the Co-Investment Program entered into amendments (the “Amendments to the Contribution and Purchase Agreements”) to the Contribution Agreement and the Purchase Agreement, both dated August 10, 2007, which govern the acquisition of 30 assets, which closed on December 20, 2007, and up to an additional 23 assets, which are expected to close during the first and second quarter of 2008, by the Co-Investment Program from the Trust and its subsidiaries.  The Amendments to the Purchase and Contribution Agreements reflect a modification to the structure whereby certain assets that were previously to be sold under the Purchase Agreement, were contributed under the Contribution Agreement.

The foregoing description is qualified in its entirety by reference to the Amendments to the Contribution and Purchase Agreements, which are attached as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K.

Contribution Agreement

On December 20, 2007, Lex LP-1 Trust, a subsidiary of the Trust entered into contribution agreement (the “MLP Contribution Agreement”) whereby Lex LP-1 Trust contributed to the Partnership its interest in certain assets, which were ultimately contributed by the Partnership to the Co-Investment Program, in exchange for approximately 5,078,080 units of limited partnership in the Partnership. The number of units was determined in accordance with the Second Amended and Restated Agreement of Limited Partnership of the Partnership. The contribution agreements contained limited representations and warranties and closing conditions.

The foregoing description of the MLP Contribution Agreement is qualified in its entirety by reference to the form of contribution agreement attached as Exhibit 10.5 to this Current Report on Form 8-K.

Amendment to Outperformance Program

On December 20, 2007 , the Compensation Committee (the “Committee”) of the Trust’s Board of Trustees, approved a clarifying modification (the “OPP Amendment”) to the Lexington Realty Trust 2007 Outperformance Program (the “Program”), a long-term incentive program. The modification consisted of revising the definition of Market Price Return, which is used to calculate the Total Shareholder Return under the Program.

The foregoing description of the OPP Amendment is qualified in its entirety by reference to the OPP Amendment attached as Exhibit 10.6 to this Current Report on Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 20, 2007, the Trust and the Partnership completed the disposition of 30 assets to the Co-Investment Program pursuant to the Purchase Agreement and Contribution Agreement.  The aggregate purchase price of the 30 assets was approximately $408.5 million, including the assumption of approximately $177.5 million of non-recourse first mortgage financing secured by certain of the assets and a preferred equity investment by the Partnership of approximately $87.6 million. The Partnership made an additional equity investment of $21.5 million, with Inland funding an equity investment of $121.9 million.  The table below contains selected information about the 30 assets.

Property Location	Tenant/(Guarantor)	Net Rentable Square Feet	Current Term Lease Expiration	Estimated 2008 Base Cash Rent $(000's)	Mortgage Balance at Acquisition $(000's)
5201 W. Barraque Street Pine Bluff, Arkansas	Entergy Services, Inc.	27,189	10/31/2010	$192	$--

265 Lehigh Street Allentown, Pennsylvania	Wachovia	71,230	10/31/2010	249	--

101 Creger Drive Ft. Collins, Colorado	Lithia Motors	10,000	05/31/2012	275	--

420 Riverport Road Kingsport, Tennessee	American Electric Power	42,770	06/30/2013	390	--

324 Industrial Park Road Franklin, North Carolina	SKF USA, Inc.	72,868	12/31/2014	395	1,473

1440 East 15th Street Tucson, Arizona	Cox Communications, Inc.	28,591	09/30/2016	465	2,258

11411 N. Kelly Avenue Oklahoma City, Oklahoma	American Golf Corporation	13,924	12/31/2017	475	--

1901 49th Avenue Minneapolis, Minnesota	Owens Corning Roofing and Asphalt, LLC	18,620	06/30/2015	583	--

109 Stevens Street Jacksonville, Florida	Unisource Worldwide, Inc.	168,800	09/30/2009	624	--

3943 Denny Avenue Pascagoula, Mississippi	Northrop Grumman Systems Corporation	94,841	10/31/2013	681	--

3201 Quail Springs Pkwy. Oklahoma City, Oklahoma (1)	AT&T Wireless Services, Inc./ Jordan Associates	103,500/ 25,000	11/30/2010/ 12/31/2008	549/ 133	5,900

26410 McDonald Road The Woodlands, Texas	Montgomery County Management Company LLC	41,000	10/31/2019	718	7,500

2935 Van Vactor Drive Plymouth, Indiana	Bay Valley Foods, LLC	300,500	06/30/2015	777	6,585

2401 Cherahala Boulevard Knoxville, Tennessee	Advance PCS, Inc.	59,748	05/31/2013	900	5,023

3711 San Gabirel Mission, Texas	Voicestream PCS II Corporation (T-Mobile USA, Inc.)	75,016	06/30/2015	900	6,251

2424 Alpine Road Eau Claire, Wisconsin	Silver Spring Gardens, Inc. (Huntsinger Farms, Inc.)	159,000	04/30/2027	930	--

6455 State Hwy 303 NE Bremerton, Washington	Nextel West Corporation	60,200	05/14/2016	1,085	6,473

736 Addison Road Erwin, New York	Corning, Inc.	408,000	11/30/2016	1,122	9,299

Westbridge Business Park McDonough, Georgia	Litton Loan Servicing LP (Credit—Based Asset Servicing and Securitization LLC)	62,000	08/31/2017	1,100	--

359 Gateway Drive Lavonia, Georgia	TI Group Automotive Systems, LLC	133,221	05/31/2020	1,200	9,715

3265 East Goldstone Drive Meridian, Idaho	Voicestream PCS II Corporation (T-Mobile USA, Inc.)	77,484	06/28/2019	1,227	10,033

First Park Drive Oakland, Maine	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	78,610	08/31/2020	1,240	10,227

9601 Renner Boulevard Lenexa, Kansas	Voicestream PCS II Corporation (T-Mobile USA, Inc.)	77,484	10/31/2019	1,248	10,099

25500 State Hwy 249 Tomball, Texas	Parkway Chevrolet, Inc.	77,076	08/31/2026	1,258	9,309

2999 SW 6th Street Redmond, Oregon	Voicestream PCS I LLC (T-Mobile USA, Inc.)	77,484	01/31/2019	1,435	9,605

2500 Patrick Henry Parkway McDonough, Georgia	Georgia Power Company	111,911	06/30/2015	1,464	12,675

1600 Eberhardt Road Temple, Texas	Nextel of Texas	108,800	01/31/2016	1,523	8,758

12000 & 12025 Tech Center Dr. Livonia, Michigan	TRW Automotive Inc. (Kelsey-Hayes Company)	180,230	04/30/2014	1,957	10,467

590 Ecology Lane Chester, South Carolina	Owens Corning	420,597	07/14/2025	2,185	13,056

3600 Army Post Rd. Des Moines, Iowa	EDS Information Services LLC (Electronic Data Systems Corporation)	405,000	04/30/2012	2,825	22,761
	Total	3,590,694		$30,105	$177,467

_________________
(1) 40% tenancy-in-common interest.  Estimated 2008 rent and mortgage balance representproportionate share.

Item 3.02.            Unregistered Sales of Equity Securities.

As disclosed under Item 1.01 of this Current Report on Form 8-K under the heading “Contribution Agreement,” the Partnership issued approximately 5,078,080 units of limited partnership in the Partnership to certain subsidiaries of the Trust at a price per unit of $17.054. The units were issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Amendment to Outperformance Program” above is incorporated herein by reference.

Item 8.01.            Other Events.

On December 20, 2007, the Trust issued a press release announcing the acquisition of 30 assets by the Co-Investment Program.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.             Financial Statements and Exhibits.

(a)              The Trust or the Partnership will file any financial statements required by this item by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(b)              The Trust or the Partnership will file any pro forma financial information required by this item by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(d)              Exhibits

10.1	Third Amendment to Credit Agreement, dated as of December 18, 2007

10.2
Amendment No. 1 to Amended and Restated Limited Partnership Agreement, dated as of December 20, 2007, among LMLP GP LLC, The Lexington Master Limited Partnership and Inland American (Net Lease) Sub, LLC

10.3	Amendment No. 1 to Contribution Agreement, dated as of December 20, 2007, between The Lexington Master Limited Partnership and Net Lease Strategic Assets Fund L.P.

10.4	Amendment No. 1 to Purchase and Sale Agreement, dated as of December 20, 2007, between The Lexington Master Limited Partnership and Net Lease Strategic Assets Fund L.P.

10.5	Form of Contribution Agreement, dated as of December 20, 2007, between The Lexington Master Limited Partnership and each of Lexington Realty Trust and certain of its subsidiaries

10.6	Amendment to Lexington Realty Trust 2007 Outperformance Program

99.1	Press Release issued December 20, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: December 26, 2007	By:	/s/ Patrick Carroll
Patrick Carroll
Chief Financial Officer

The Lexington Master Limited Partnership

By: Lex GP-1 Trust, its general partner

Date: December 26, 2007	By:	/s/ Patrick Carroll
Patrick Carroll
Chief Financial Officer

Exhibit Index

10.1	Third Amendment to Credit Agreement, dated as of December 18, 2007

10.2
Amendment No. 1 to Amended and Restated Limited Partnership Agreement, dated as of December 20, 2007, among LMLP GP LLC, The Lexington Master Limited Partnership and Inland American (Net Lease) Sub, LLC

10.3	Amendment No. 1 to Contribution Agreement, dated as of December 20, 2007, between The Lexington Master Limited Partnership and Net Lease Strategic Assets Fund L.P.

10.4	Amendment No. 1 to Purchase and Sale Agreement, dated as of December 20, 2007, between The Lexington Master Limited Partnership and Net Lease Strategic Assets Fund L.P.

10.5	Form of Contribution Agreement, dated as of December 20, 2007, between The Lexington Master Limited Partnership and each of Lexington Realty Trust and certain of its subsidiaries

10.6	Amendment to Lexington Realty Trust 2007 Outperformance Program

99.1	Press Release issued December 20, 2007